CERTIFICATION

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Arbor Entech Corporation (the “registrant”) on Form 10-Q for the quarter ended July 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Brad Houtkin, Principal Executive Officer and Principal Financial Officer of the registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)

The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

September 15, 2014

/s/  Brad Houtkin

Brad Houtkin

Principal Executive Officer and Principal Financial Officer